STARBOARD INVESTMENT TRUST
Cavalier Hedged High Income Fund

Supplement to the Prospectus and Summary Prospectus
November 7, 2017
This supplement to the Prospectus and Summary Prospectus dated September 28, 2017 for the Cavalier Hedged High Income Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Summary Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
The purpose of this supplement is to correct typographical errors in the Fund's Average Annual Total Returns table.
Prospectus

On page 37 of the Prospectus and page 9 of the Summary Prospectus, the Average Annual Total Returns table is replaced in its entirety with the following:
Average Annual Total Returns Periods Ended December 31, 2016	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	5.84% 5.64% 4.63%	3.92% 1.85% 2.03%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	14.27%	5.18%
Bank of America Merrill Lynch US High Yield Index** (reflects no deductions for fees and expenses)	17.49%	5.65%
Class C Shares Before taxes	4.76%	3.03%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	14.27%	5.40%
Bank of America Merrill Lynch US High Yield Index** (reflects no deductions for fees and expenses)	17.49%	5.88%
*The Institutional Class Shares began operating on September 20, 2012.  The Class C Shares began operating on September 26, 2012. The performance of the Fund is attributable to its previous investment adviser until July 31, 2015.
**In prior prospectuses, the Fund compared its performance against the Barclays Capital Global High-Yield Index.  The Advisor believes the  Bank of America Merrill Lynch US High Yield Index is a more appropriate and accurate index against which to compare the Fund's investment strategies than the Barclays Capital Global High-Yield Index and, therefore, the  Bank of America Merrill Lynch US High-Yield Index will replace the Barclays Capital Global High-Yield Index in future comparisons.
Investors Should Retain This Supplement for Future Reference